SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 24, 2003 (July 24, 2003)

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)

Massachusetts                       0-21021                 04-3308902
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

222 Merrimack Street                                        01852
Lowell, Massachusetts                                       (Zip Code)
(address of principal office)

                                 (978) 459-9000
              (Registrant's telephone number, including area code)





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Item 5.       Other Events and Required FD Disclosure


                  James A. Marcotte, who joined the registrant's principal subsidiary, Enterprise Bank and Trust Company, in May of 2003 as Senior Vice President and Chief Financial Officer, has also been appointed to serve as Senior Vice President and Chief Financial Officer for the registrant.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


(a)  Not applicable

(b)  Not applicable

(c)  The following exhibit is included with this report:

     Exhibit 99 Quarterly report to stockholders for the fiscal quarter ended on June 30, 2003



Items 9 and 12.    Regulation FD Disclosure
                   Results of Operations and Financial Condition

               The registrant has provided information concerning its results of operations and financial condition for the three and six months ended on June 30, 2003. This information is contained in the first two paragraphs of the registrant's quarterly report to stockholders for the fiscal quarter ended on June 30, 2003, together with the registrant's consolidated balance sheet at, and statements of income for the three and six months ended on, June 30, 2003 included in such report. A copy of this quarterly report to stockholders, which was mailed to stockholders on or about July 24, 2003, is included as Exhibit 99 to this report.









                     [Remainder of Page Intentionally Blank]



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENTERPRISE BANCORP, INC.



Date:  July 24, 2003               By:   /s/  James A. Marcotte
                                       -----------------------------------------
                                            James A. Marcotte
                                            Senior Vice President and
                                            Chief Financial Officer